UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2024

Getaround, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40152	85-3122877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Green Street
San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 295-5725

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GETR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

New Financing

On April 29, 2024, Getaround, Inc. (the “Company”) and Mudrick Capital Management L.P., on behalf of certain funds, investors, entities or accounts that are managed, sponsored or advised by Mudrick Capital Management L.P. (the “Purchaser”), amended and restated the amended and restated super priority secured promissory note entered into by such parties on February 7, 2024 (the "Fourth A&R Note"), which replaced the Third A&R Note described in our current report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 24, 2024, to reflect an increased aggregate principal amount of $61,677,504.04, which is comprised of the original $40,303,393.49 principal amount under the Fourth A&R Note, $1,374,110.55 in accrued interest on the Note as of April 29, 2024, and an additional principal amount of $20,000,000 to provide additional capital to the Company (as amended and restated and as further amended and restated, supplemented or otherwise modified from time to time, the “Note”).

The Note accrues interest monthly beginning on April 29, 2024, at a rate of 15.00% per annum, which interest rate, upon the occurrence, and during the continuation, of an Event of Default (as defined therein), will be increased by 2.00%. The Fourth A&R Note was issued pursuant to the existing amended and restated incremental subscription agreement dated January 19, 2024, as described in our current report on Form 8-K filed with the SEC on January 24, 2024 (the “First A&R Incremental Subscription Agreement”), and the Note was issued pursuant to a second amended and restated incremental subscription agreement dated April 29, 2024, as described below (the “Second A&R Incremental Subscription Agreement”), in each case by and between the Purchaser and the Company. The Company may request the Purchaser to purchase up to an additional $30,000,000 in aggregate principal amount under the Note, subject to certain conditions.

The Note will mature on August 7, 2026, at which time 108% of the principal and accrued interest will become due, payable in cash, unless earlier redeemed or repurchased.

The Company may prepay the Note at any time prior to its maturity date, and subject to the following exception, must prepay the balance of the Note with 100% of the net proceeds of any sale, or similar disposition, of the Company or any of its subsidiaries. At the Company’s election, the mandatory prepayment set forth above will not apply to the first $10.0 million of net proceeds received by the Company in connection with a sale or similar disposition as described above.

The Note is a senior secured obligation of the Company, guaranteed by certain of its subsidiaries and secured by collateral consisting of substantially all the assets of the Company and its subsidiary guarantors. Subject to limited exceptions, the Note will rank senior to all outstanding and future indebtedness of the Company, including the Company’s outstanding 8.00% / 9.50% Convertible Senior Secured PIK Toggle Notes due 2027 issued to the Purchaser.

Board Composition

Pursuant to the terms of the Second A&R Incremental Subscription Agreement:

•
The Company’s Board of Directors (the “Board”) will be initially comprised of up to six directors, one of whom will be Jason Mudrick;
•
Purchaser will identify and recommend to the Board up to three independent director candidates (the "Nomination Date"), and, assuming each such candidate (a) is reasonably acceptable to a majority of the other directors and (b) meets the independence requirements of the New York Stock Exchange (each, an “Independent Director Candidate”), the Board will appoint such Independent Director Candidates in accordance with the terms of the Second A&R Incremental Subscription Agreement to the Board, (each such party, an “Independent Director”), such that within five (5) business days following the Nomination Date, the Board of Directors consists of seven (7) directors, comprised of two (2) Class I Directors, two (2) Class II Directors, one of whom will be Jason Mudrick, and three (3) Class III Directors, all of whom will be Independent Directors, and (ii) at least two (2) Independent Directors will have been appointed to the Compensation Committee of the Board of Directors of the Borrower and the Nominating and Corporate Governance Committee of the Board of Directors of the Borrower.

The slate of director nominees to be recommended by the Board for election at the Company’s annual meeting of stockholders to be held later this year in respect of the Company’s fiscal years ended December 31, 2022 and December 31, 2023, is expected to include the Class I and Class II director candidates.

The foregoing description of the Second A&R Incremental Subscription Agreement and the Note does not purport to be complete and is qualified in its entirety by the full text of the Second A&R Incremental Subscription Agreement (including the form of Note attached thereto). A copy of the Second A&R Incremental Subscription Agreement (including the form of Note attached thereto) is attached to this Report as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 28, 2024, Dr. Jeffrey Russakow, a member of the Board, resigned from the Board, including all committees thereof.

Item 7.01 Regulation FD Disclosure.

On May 1, 2024, the Company issued a press release entitled “Getaround Secures up to $50 Million in Additional Financing”, a copy of which is furnished as Exhibit 99.1 hereto. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amended and Restated Incremental Super Priority Note Subscription Agreement, dated as of April 29, 2024, by and between the Company and the Purchaser.
10.1(a)

Form of Fifth Amended and Restated Super Priority Secured Promissory Note due August 7, 2026 (included as Exhibit A to the Second Amended and Restated Incremental Super Priority Note Subscription Agreement filed as Exhibit 10.1).

99.1	Press release dated May 1, 2024
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETAROUND, INC.

Date:	May 1, 2024	By:	/s/ SPENCER JACKSON
		Name: Title:	Spencer Jackson General Counsel & Secretary